Supplemental Operating and Financial Data Q4 2022 Exhibit 99.1

Veris Residential Inc. (the “Company”, “VRE”, “we”, “our”, “us”) considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward- looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which we have made assumptions are: • risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of our business and the financial condition of our tenants and residents; • the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; • the extent of any tenant bankruptcies or of any early lease terminations; • our ability to lease or re-lease space at current or anticipated rents; • changes in the supply of and demand for our properties; • changes in interest rate levels and volatility in the securities markets; • our ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; • our ability to attract, hire and retain qualified personnel; • forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates, and projected revenue and income; • changes in operating costs; • our ability to obtain adequate insurance, including coverage for natural disasters and terrorist acts; • our credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and our future interest expense; • changes in governmental regulation, tax rates and similar matters; and • other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of VRE. Any offers to sell or solicitations of VRE shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by VRE for the same period with the Securities and Exchange Commission (the “SEC”) and all of the VRE’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. This Supplemental Operating and Financial Data should be read in connection with the Company’s fourth quarter 2022 earnings press release (included as Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on February 22, 2023), as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Forward-Looking Statements 2 Exhibit 99.1

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“Nareit”). A reconciliation of net income per share to FFO per share is included in the financial tables above. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables above. Net operating income (“NOI”) represents total revenues less total operating expenses, as reconciled to net income above. Same Store GAAP NOI and Same Store Cash NOI are reconciled to Total Property Revenues. The Company considers NOI, Same Store GAAP NOI, and Same Store Cash NOI to be meaningful non-GAAP financial measures for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI, Same Store GAAP NOI, Same Store Cash NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. Same Store includes specific properties, which represent all in-service properties owned by the Company during the reported period, excluding properties sold, disposed of, held for sale, removed from service, or for any reason considered not stabilized, or being redeveloped or repositioned in the reporting period. Adjusted EBITDA is a non-GAAP financial measure. The Company computes Adjusted EBITDA in accordance with what it believes are industry standards for this type of measure, which may not be comparable to Adjusted EBITDA reported by other REITs. The Company defines Adjusted EBITDA as Core FFO , plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of Nareit in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. 3 Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre Exhibit 99.1

4 Company Highlights Exhibit 99.1

5 Q4 2022 Highlights Strong operational performance • Our 6,931-unit operating multifamily portfolio and Same Store 5,825-unit operating multifamily portfolio were 95.3% and 95.6% occupied, respectively, as of December 31, 2022. • Haus25, our 750-unit property in Jersey City, NJ, achieved stable occupancy in early February 2023, significantly ahead of schedule and initial underwriting. • Full year and fourth quarter 2022 multifamily Same Store Net Operating Income (NOI) increased by 20.1% and 12.6%, compared to the same period last year, reflecting higher revenues, reduced concessions and stable controllable expenses offset by higher real estate taxes. • Same Store multifamily Blended Net Rental Growth Rate of 11.7% for the quarter and 17.0% for the year. $1.4 billion of non-strategic sales including $437 million of non-strategic assets currently under contract • $831 million of non-strategic assets sold in 2022 releasing approximately $301 million of proceeds used to repay debt and acquire The James. • Entered into an agreement to sell Harborside 1, 2, and 3 for an aggregate price of $420 million, which is expected to release approximately $350 million of net proceeds. • Completed the sale of Hyatt Hotel for $117 million on November 30, 2022, releasing $8.2 million of net proceeds after debt repayment. • On February 10, 2023, the Company closed on the sale of the Port Imperial Hotels for $97 million, fully exiting the hotel segment. Reduced indebtedness by $569 million since the beginning of 2022 • 96% of the Company’s total pro forma debt portfolio (consolidated and unconsolidated) is hedged or fixed. The Company`s total pro forma debt portfolio has a weighted average rate of 4.4% and weighted average maturity of 4.1 years.1 Other • Formed a strategic partnership with Massachusetts Institute of Technology`s Center for Real Estate. 1. As of December 31,2022; adjusted to reflect an interest rate cap placed on 145 Front St. in January 2023 and the sale of Port Imperial Hotel in February 2023. Exhibit 99.1

Exhibit 99.1

Q4 2022 Key Financial Metrics

	Three Months Ended	
	December 31, 2022	September 30, 2022
Net Income / (Loss) per Diluted Share	$0.35	$(1.10)
Core FFO per Diluted Share[1]	$0.05	$0.15
Weighted Average - Diluted Shares[2]	100,416,881	100,377,927
Total Equity	$2.1 billion	$1.7 billion
Total Debt	$1.9 billion	$2.3 billion
Total Capitalization	$4.0 billion	$4.0 billion
Debt-to-Undepreciated Assets	41.8%	46.6%
Net Debt	$1.9 billion	$2.2 billion
Annualized Adjusted EBITDA[1]	$139,888	$173,727
Net Debt-to-Adjusted EBITDA	13.3x	12.7x
Interest Coverage Ratio[1]	1.5x	2.0x

	Three Months Ended	
	December 31, 2022	September 30, 2022
Key Portfolio Statistics		
Multifamily Portfolio		
Operating Units	6,931	6,931
% Physical Occupancy	95.3%	95.8%
Same Store Units	5,825	5,825
Same Store Occupancy	95.6%	95.7%
Same Store Blended Rental Growth Rate	11.7%	19.2%
Average Rent per Home	$3,482	$3,373
Lease-Up Units	750	750
Land Bank Units	5,009	5,459
Office Portfolio		
Area (sqft)	3.0 million	4.3 million
Consolidated In-Service Properties	5	6
% Leased Office	67.9%	72.4%
% Commenced Occupancy	66.3%	70.1%
Average In-Place Rent per sqft	$36.91	$37.92

1. See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". FFO is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (Nareit). Interest Coverage Ratio is calculated as Adjusted EBITDA divided by interest expense.
2. Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests.

6

Exhibit 99.1

Components of Net Asset Value

$ in thousands

Real Estate Portfolio

Operating Multifamily NOI[1]	Total	At Share
New Jersey Waterfront	$90,848	$76,698
Massachusetts	22,704	22,704
Other	23,536	16,271
Lease-up Properties stabilized in Q4 2021[2]	24,736	18,422
Haus25 (Stabilized NOI)	30,426	30,426
Total Multifamily NOI	**$192,250**	**$164,521**
Commercial NOI[3]	4,664	3,773
Office NOI[4]	923	923
Total NOI	**$197,837**	**$169,217**

Non-Strategic Assets

Gross Proceeds from Under Contract Sales[5]	437,000
Gross Proceeds from the Port Imperial Hotels	97,000
Estimated Land Value - Outside Rockpoint JV	79,608
Estimated Land Value - Inside Rockpoint JV[6]	238,045
Total Value	**$851,653**

Cash and Cash Equivalents	$26,782
Restricted Cash	20,867
Other Assets	140,816
Subtotal Other Assets	**$188,465**

Liabilities

Operating - Consolidated Debt at Share	$1,456,704
Operating - Unconsolidated Debt at Share	311,738
Lease-Up - Wholly Owned Debt	297,324
Lease-Up - Unfunded Wholly Owned Debt	2,676
Hotels Debt	84,000
Other Liabilities	102,223
Revolving Credit Facility	–
Subtotal Liabilities	**$2,254,665**

Other Considerations

Rockpoint Interest	$473,200
Preferred Equity / LP Interest	$40,231
Subtotal Other Considerations	**$513,431**

Outstanding Shares

Common Shares (Outstanding as of December 31, 2022)	100,443,170
Fully Diluted Shares for Q4 2022	100,416,881

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Net Asset Value ("NAV") is the metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company. Excludes other unconsolidated JV.

1. Please see Operating Portfolio – Multifamily details for breakdown.
2. Includes RiverHouse 9, Capstone at Port Imperial and The Upton.
3. See page 21 for property detail.
4. Represents GAAP NOI from Harborside 5 & Harborside 6.
5. Gross values for the under contract sales of Harborside 1, 2, & 3 and 23 Main St. These sales are expected to generate $365M of net proceeds.
6. Based on 5,009 potential units.

7

Exhibit 99.1

Transaction Activity

Acquisition

Multifamily

$ in thousands

	Location	Units	Transaction Date	Gross Asset Value
Q3 2022 Acquisition				
The James	Park Ridge, NJ	240	07/21/22	$129,600
Total Q3 2022 Acquisition				**$129,600**

Dispositions

Office and Hotels

$ in thousands except per SF

	Location	Transaction Date	Number of Buildings	SF	Percentage Leased	Gross Asset Value	Price per SF
Q1 2022 Disposition							
111 River Street	Hoboken, NJ	01/21/22	1	566,215	81.3%	$210,000	$371
Total Q1 2022 Disposition			**1**	**566,215**	**81.3%**	**$210,000**	**$371**
Q4 2022 Dispositions							
101 Hudson Street	Jersey City, NJ	10/7/2022	1	1,246,283	81.0%	$346,000	$278
Hyatt Hotel[1]	Jersey City, NJ	11/30/2022	1	NA	NA	117,000	NA
Total Q4 2022 Dispositions			**2**	**1,246,283**	**81.0%**	**$463,000**	**$278**
Q1 2023 Dispositions to Date							
Port Imperial Hotels	Weehawken, NJ	2/10/2023	2	NA	NA	$97,000	NA
Q1 2023 Dispositions to Date			**2**	**NA**	**NA**	**$97,000**	**NA**

Land

$ in thousands

	Location	Transaction Date	Gross Asset Value[1]
Q1 2022 Dispositions			
Palladium Residential Land	West Windsor, NJ	03/22/22	$24,250
Palladium Commercial Land	West Windsor, NJ	03/22/22	5,250
Total Q1 2022 Dispositions			**$29,500**
Q2 2022 Dispositions			
Port Imperial Park Parcel	Weehawken, NJ	04/15/22	$30,000
Urby II / III	Jersey City, NJ	04/21/22	70,000
Total Q2 2022 Dispositions			**$100,000**
Q4 2022 Dispositons			
Port Imperial Parcels 3 &16	Port Imperial, NJ	11/3/2022	$28,000
Total Q4 2022 Dispositions			**$28,000**

1. Gross values owned in a 50/50 joint venture. VRE's share of net proceeds after debt repayment was $8 million.

8

Exhibit 99.1

Same Store Performance

$ in thousands (unaudited)

Multifamily Same Store[1]

	Three Months Ended December 31, 2022	2021	Change	%	Twelve Months Ended December 31, 2022	2021	Change	%	Sequential Q4 2022	Q3 2022	Change	%
Total Property Revenues (GAAP)	**$49,300**	**$42,679**	**$6,622**	**15.5%**	**$188,180**	**$162,278**	**$25,902**	**16.0%**	**$49,300**	**$48,241**	**$1,060**	**2.2%**
Marketing	1,171	1,176	(5)	(0.4)%	3,666	4,897	(1,230)	(25.1)%	1,171	892	279	31.2%
Payroll	3,380	3,316	64	1.9%	13,030	12,214	816	6.7%	3,380	3,296	83	2.5%
Repairs & Maintenance	3,418	3,449	(31)	(0.9)%	13,300	13,007	293	2.3%	3,418	3,545	(127)	(3.6)%
Total Controllable Expenses	**$7,969**	**$7,940**	**$29**	**0.4%**	**$29,996**	**$30,117**	**$(121)**	**(0.4)%**	**$7,969**	**$7,733**	**$235**	**3.0%**
Utilities	1,378	1,248	130	10.4%	5,305	5,446	(141)	(2.6)%	1,378	1,304	74	5.7%
Insurance	1,313	890	424	47.6%	4,563	3,536	1,026	29.0%	1,313	1,083	231	21.3%
Real Estate Taxes	9,225	5,813	3,412	58.7%	30,415	24,154	6,261	25.9%	9,225	8,303	922	11.1%
Total Non-Controllable Expenses	**$11,917**	**$7,951**	**$3,966**	**49.9%**	**$40,282**	**$33,137**	**$7,146**	**21.6%**	**$11,917**	**$10,690**	**$1,226**	**11.5%**
Management Fees & Other	1,507	2,003	(496)	(24.8)%	7,084	6,785	299	4.4%	1,507	1,851	(344)	(18.6)%
Total Property Expenses	**$21,393**	**$17,894**	**$3,499**	**19.6%**	**$77,362**	**$70,039**	**$7,323**	**10.5%**	**$21,393**	**$20,275**	**$1,118**	**5.5%**
Same Store GAAP NOI	**$27,908**	**$24,785**	**$3,123**	**12.6%**	**$110,817**	**$92,239**	**$18,578**	**20.1%**	**$27,908**	**$27,966**	**$(58)**	**(0.2)%**
Total Units	5,825	5,825	-	-	5,825	5,825	-	-	5,825	5,825	-	-
% Ownership	83.9%	83.9%	-	-	83.9%	83.9%	-	-	83.9%	83.9%	-	-
% Occupied - Quarter End	95.6%	96.4%	(0.8)%	-	95.6%	96.4%	(0.8)%	-	95.6%	95.7%	(0.1)%	

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".
1. Values represent the Company's pro rata ownership of operating portfolio.

9

Exhibit 99.1

Balance Sheet

$ in thousands (unaudited)

	December 31, 2022				December 31, 2021
	Multifamily	Office/Corp.	Elim. / Other	Total	
ASSETS					
Rental property					
Land and leasehold interests	$466,623	$25,581	–	$492,204	$494,935
Buildings and improvements	2,631,856	700,459	–	3,332,315	3,375,266
Tenant improvements	7,429	115,080	–	122,509	106,654
Furniture, fixtures and equipment	91,425	7,669	–	99,094	100,011
	3,197,333	848,789	–	4,046,122	4,076,866
Less - accumulated depreciation and amortization	(263,113)	(368,797)	–	(631,910)	(583,416)
	2,934,220	479,992	–	3,414,212	3,493,450
Rental property held for sale, net	160,754	33,179	–	193,933	618,646
Net Investment in Rental Property	3,094,974	513,171	–	3,608,145	4,112,096
Cash and cash equivalents	10,276	16,506	–	26,782	31,754
Restricted cash	20,798	69	–	20,867	19,701
Investments in unconsolidated joint ventures	126,158	–	–	126,158	137,772
Unbilled rents receivable, net	3,313	36,421	–	39,734	72,285
Deferred charges, goodwill and other assets, net[1][2]	41,639	56,523	(2,000)	96,162	151,347
Accounts receivable	2,029	891	–	2,920	2,363
Total Assets	**$3,299,187**	**$623,581**	**$(2,000)**	**$3,920,768**	**$4,527,318**
LIABILITIES & EQUITY					
Revolving credit facility	$–	$–	$–	$–	$148,000
Mortgages, loans payable and other obligations, net	1,903,977	–	–	1,903,977	2,241,070
Note payable to affiliate	2,000	–	(2,000)	–	–
Dividends and distributions payable	–	110	–	110	384
Accounts payable, accrued expenses and other liabilities	31,556	40,485	–	72,041	134,977
Rents received in advance and security deposits	11,263	11,678	–	22,941	26,396
Accrued interest payable	6,670	461	–	7,131	5,760
Total Liabilities	**1,955,466**	**52,734**	**(2,000)**	**2,006,200**	**2,556,587**
Commitments and contingencies	–	–	–	–	–
Redeemable noncontrolling interests	475,000	40,231	–	515,231	521,313
Total Stockholders'/Members Equity	**830,941**	**404,744**	**–**	**1,235,685**	**1,281,982**
Noncontrolling interests in subsidiaries:					
Operating Partnership	–	126,109	–	126,109	127,053
Consolidated joint ventures	37,780	(237)	–	37,543	40,383
Total Noncontrolling Interests in Subsidiaries	**$37,780**	**$125,872**	**$–**	**$163,652**	**$167,436**
Total Equity	**$868,721**	**$530,616**	**$–**	**$1,399,337**	**$1,449,418**
Total Liabilities and Equity	**$3,299,187**	**$623,581**	**$(2,000)**	**$3,920,768**	**$4,527,318**

1. Includes mark-to-market lease intangible net assets of $12,298 and mark-to-market lease intangible net liabilities of $485 as of Q4 2022.
2. Includes Prepaid Expenses and Other Assets attributable to Multifamily of $25,278 as follows: (i) deposits of $5,202, (ii) other receivables of $3,592, (iii) other prepaid/assets of $14,608, and (iv) prepaid taxes of $1,876.

10

Exhibit 99.1

Income Statement - Quarterly Comparison

$ in thousands, except per share amounts (unaudited)

	Q4 2022 Multifamily	Q4 2022 Office/Corp.	Q4 2022 Less: Disc. Ops	Q4 2022 Total	Q4 2021
REVENUES					
Revenue from leases:					
Base rents	$52,462	$18,175	$(1,141)	$69,496	$67,116
Escalations and recoveries from tenants	1,712	2,666	(410)	3,968	7,477
Real estate services	888	–	–	888	1,848
Parking income	3,609	1,144	–	4,753	4,483
Hotel income	5,063	–	–	5,063	3,834
Other income	1,242	792	–	2,034	2,228
Total revenues	**64,976**	**22,777**	**(1,551)**	**86,202**	**86,986**
EXPENSES					
Real estate taxes	11,421	7,895	(163)	19,153	11,713
Utilities	2,005	974	–	2,979	3,986
Operating services	14,018	6,397	(231)	20,184	19,846
Real estate services expenses	2,479	35	–	2,514	3,019
General and administrative[1]	2,400	9,850	–	12,250	13,849
Dead deal and transaction-related costs	–	2,119	–	2,119	5,805
Depreciation and amortization	21,481	7,324	(99)	28,706	24,814
Property impairments	–	10,302	–	10,302	7,426
Land and other impairments	–	–	–	–	12,386
Total expenses	**53,804**	**44,896**	**(493)**	**98,207**	**102,844**
Operating Income (expense)	**11,172**	**(22,119)**	**(1,058)**	**(12,005)**	**(15,858)**
OTHER (EXPENSE) INCOME					
Interest expense	(21,832)	(1,339)	–	(23,171)	(15,828)
Interest and other investment income (loss)	1	101	–	102	5,144
Equity in earnings (loss) of unconsolidated joint ventures	(647)	–	–	(647)	(1,420)
Realized and unrealized gains (losses) on disposition	(3,000)	72,380	–	69,380	2,501
Gain on disposition of developable land	(486)	–	–	(486)	2,004
Gain (loss) on sale of unconsolidated joint venture interests	–	7,677	–	7,677	–
Gain (loss) from extinguishment of debt, net	–	(1,014)	–	(1,014)	(343)
Total other income (expense)	**(25,964)**	**77,805**	**–**	**51,841**	**(7,942)**
Income from continuing operations	**(14,792)**	**55,686**	**(1,058)**	**39,836**	**(23,800)**
Income from discontinued operations	–	–	1,058	1,058	480
Realized gains (losses) on disposition	–	–	–	–	83
Total discontinued operations	**–**	**–**	**1,058**	**1,058**	**563**
Net Income	**(14,792)**	**55,686**	**–**	**40,894**	**(23,237)**
Noncontrolling interest in consolidated joint ventures	595	–	–	595	925
Noncontrolling interests in Operating Partnership from continuing operations	–	(3,154)	–	(3,154)	2,656
Noncontrolling interests in Operating Partnership in discontinued operations	–	(98)	–	(98)	(52)
Redeemable noncontrolling interest	(6,016)	(349)	–	(6,365)	(6,564)
Net income (loss) available to common shareholders	**$(20,213)**	**$52,085**	**$–**	**$31,872**	**$(26,272)**
Basic earnings per common share:					
Net income (loss) available to common shareholders				$0.35	$(0.32)
Diluted earnings per common share:					
Net income (loss) available to common shareholders				$0.35	$(0.32)
Basic weighted average shares outstanding				91,046	90,946
Diluted weighted average shares outstanding				100,417	99,963

1. General and administrative includes $1.2 million of General and administrative - property level which is also included in multifamily NOI.

11

Exhibit 99.1

Income Statement - Year-to-Date Comparison

$ in thousands, except per share amounts (unaudited)

	Twelve Months Ended December 31, 2022				Twelve Months Ended December 31, 2021		
	Multifamily	Office/Corp.	Less: Disc. Ops	Total	All Operations	Less: Disc. Ops	Total
REVENUES							
Revenue from leases:							
Base rents	$181,802	$88,174	$(4,566)	$265,410	$285,684	$(30,810)	$254,874
Escalations and recoveries from tenants	6,243	13,815	(1,406)	18,652	25,687	(3,698)	21,989
Real estate services	3,581	–	–	3,581	9,596	–	9,596
Parking income	13,558	4,999	–	18,557	15,022	(19)	15,003
Hotel income	15,505	–	–	15,505	10,618	–	10,618
Other income	4,044	29,269	–	33,313	11,324	(14)	11,310
Total revenues	**224,733**	**136,257**	**(5,972)**	**355,018**	**357,931**	**(34,541)**	**323,390**
EXPENSES							
Real estate taxes	36,913	22,322	(650)	58,585	51,648	(4,542)	47,106
Utilities	7,856	6,488	–	14,344	17,310	(2,508)	14,802
Operating services	50,822	27,767	(734)	77,855	77,678	(6,432)	71,246
Real estate services expenses	10,384	165	–	10,549	12,857	–	12,857
General and administrative[1]	8,389	47,787	(7)	56,169	57,214	(24)	57,190
Dead deal and transaction-related costs	82	3,385	–	3,467	12,221	–	12,221
Depreciation and amortization	80,611	31,796	(889)	111,518	112,592	(2,554)	110,038
Property impairments	–	94,811	–	94,811	13,467	–	13,467
Land and other impairments	9,368	–	–	9,368	23,719	–	23,719
Total expenses	**204,425**	**234,521**	**(2,280)**	**436,666**	**378,706**	**(16,060)**	**362,646**
Operating Income (expense)	**20,308**	**(98,264)**	**(3,692)**	**(81,648)**	**(20,775)**	**(18,481)**	**(39,256)**
OTHER (EXPENSE) INCOME							
Interest expense	(69,583)	(8,457)	–	(78,040)	(66,762)	1,570	(65,192)
Interest and other investment income (loss)	213	516	–	729	524	–	524
Equity in earnings (loss) of unconsolidated joint ventures	1,200	–	–	1,200	(4,251)	–	(4,251)
Realized and unrealized gains (losses) on disposition	(8,100)	69,775	4,440	66,115	28,574	(25,552)	3,022
Gain on disposition of developable land	54,640	2,622	–	57,262	2,115	–	2,115
Gain (loss) on sale of unconsolidated joint venture interests	–	7,677	–	7,677	(1,886)	–	(1,886)
Gain (loss) from extinguishment of debt, net	(129)	(7,303)	–	(7,432)	(47,078)	–	(47,078)
Total other income (expense)	**(21,759)**	**64,830**	**4,440**	**47,511**	**(88,764)**	**(23,982)**	**(112,746)**
Income from continuing operations	**(1,451)**	**(33,434)**	**748**	**(34,137)**	**(109,539)**	**(42,463)**	**(152,002)**
Income from discontinued operations	–	–	3,692	3,692	–	16,911	16,911
Realized gains (losses) on disposition	–	–	(4,440)	(4,440)	–	25,552	25,552
Total discontinued operations	–	–	**(748)**	**(748)**	–	**42,463**	**42,463**
Net Income	**(1,451)**	**(33,434)**	–	**(34,885)**	**(109,539)**	–	**(109,539)**
Noncontrolling interest in consolidated joint ventures	3,079	–	–	3,079	4,595	–	4,595
Noncontrolling interests in Operating Partnership from continuing operations	–	5,202	–	5,202	15,739	–	15,739
Noncontrolling interests in Operating Partnership in discontinued operations	–	72	–	72	(3,860)	–	(3,860)
Redeemable noncontrolling interest	(24,062)	(1,472)	–	(25,534)	(25,977)	–	(25,977)
Net income (loss) available to common shareholders	**$(22,434)**	**$(29,632)**	**$–**	**$(52,066)**	**$(119,042)**	**$–**	**$(119,042)**
Basic earnings per common share:							
Net income (loss) available to common shareholders				$(0.63)			$(1.39)
Diluted earnings per common share:							
Net income (loss) available to common shareholders				$(0.63)			$(1.39)
Basic weighted average shares outstanding				91,046			90,839
Diluted weighted average shares outstanding				100,265			99,893

1. General and administrative includes $4.4 million of General and administrative – property level which is also included in multifamily NOI.

12

Exhibit 99.1

FFO & Core FFO

$ in thousands except per share and ratios (unaudited)

	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Net income (loss) available to common shareholders	$31,872	$(26,272)	$(52,066)	$(119,042)
Add (deduct): Noncontrolling interests in Operating Partnership	3,154	(2,656)	(5,202)	(15,740)
Noncontrolling interests in discontinued operations	98	52	(72)	3,861
Real estate-related depreciation and amortization on continuing operations[1]	30,886	27,179	120,584	118,835
Real estate-related depreciation and amortization on discontinued operations	99	404	889	2,555
Property impairments on continuing operations	10,302	7,426	94,811	13,467
Impairment of unconsolidated joint venture investment (included in Equity in earnings)	–	–	–	(2)
Gain on sale from unconsolidated joint ventures	(7,677)	–	(7,677)	1,886
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	(69,380)	(2,501)	(66,116)	(3,022)
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	–	(83)	4,440	(25,552)
Funds from operations[2]	**$(646)**	**$3,549**	**$89,591**	**$(22,754)**
Add/(Deduct):				
(Gain)/Loss from extinguishment of debt, net	1,014	343	7,432	47,078
Dead deal and other post-sale items in other income/expense	–	–	–	(2,957)
Dead deal and transaction-related costs	2,119	5,805	3,467	12,221
Land and other impairments	–	12,386	9,368	23,719
Loan receivable loss allowance	–	(4,906)	–	246
(Gain) on disposition of developable land	486	(2,004)	(57,262)	(2,115)
CEO and related management changes costs	–	–	–	2,089
Severance/Rebranding costs	1,836	1,938	14,080	10,634
Lease breakage fee, net	–	–	(22,664)	–
Non-cash derivative expense	500	–	287	–
Core FFO	**$5,308**	**$17,111**	**$44,299**	**$68,161**
Diluted weighted average shares/units outstanding[6]	100,417	99,963	100,265	99,893
Funds from operations per share-diluted	$(0.01)	$0.04	$0.89	$(0.23)
Core Funds from Operations per share/unit-diluted	$0.05	$0.17	$0.44	$0.68
Dividends declared per common share	–	–	–	–

Notes: See endnotes and "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

13

Exhibit 99.1

AFFO & Adjusted EBITDA

$ in thousands, except per share amounts and ratios (unaudited)

	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Core FFO (calculated on previous page)	$5,308	$17,111	$44,299	$68,161
Add (Deduct) Non-Cash Items:				
Straight-line rent adjustments[3]	(1,273)	169	157	(7,681)
Amortization of market lease intangibles, net	(30)	(525)	(155)	(2,712)
Amortization of lease inducements	16	17	129	(10)
Amortization of stock compensation	2,829	3,167	11,339	11,160
Non-real estate depreciation and amortization	395	325	1,328	1,304
Amortization of debt discount/(premium) and mark-to-market, net	–	–	–	231
Amortization of deferred financing costs	1,219	1,199	4,821	4,569
Deduct:				
Non-incremental revenue generating capital expenditures:				
Building improvements	(3,748)	(2,295)	(14,992)	(13,301)
Tenant improvements and leasing commissions[4]	(255)	(930)	(10,773)	(3,338)
Tenant improvements and leasing commissions on space vacant for more than one year	(4,546)	(4,507)	(23,823)	(19,142)
Core AFFO[2]	**$(84)**	**$13,731**	**$12,329**	**$39,241**
Core FFO (calculated on previous page)	**$5,308**	**$17,111**	**$44,299**	**$68,161**
Deduct:				
Equity in earnings (loss) of unconsolidated joint ventures, net	647	1,420	(1,200)	4,251
Equity in earnings share of depreciation and amortization	(2,574)	(2,691)	(10,392)	(10,101)
Add-back:				
Interest expense	23,171	15,829	78,040	66,762
Recurring JV distributions	2,471	847	12,000	6,637
Income (loss) in noncontrolling interest in consolidated joint ventures	(595)	(925)	(3,079)	(4,594)
Redeemable noncontrolling interest	6,365	6,565	25,533	25,977
Income tax expense	179	27	274	305
Adjusted EBITDA	**$34,972**	**$38,183**	**$145,475**	**$157,398**
Net debt at period end[5]	1,856,329	2,337,615	1,856,329	2,337,615
Net debt to Adjusted EBITDA	13.3x	15.3x	12.8x	14.9x

Notes: See endnotes and "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".

14

Notes: See unconsolidated joint venture NOI details and “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 15 Three Months Ended December 31, 2022 2021 Net Income (loss) available to common shareholders $31,872 $(26,272) Add/(Deduct): Noncontrolling interest in operating partnership 3,154 (2,611) Noncontrolling interest in discontinued operations 98 7 Noncontrolling interest in consolidated joint ventures(a) (595) (925) Redeemable noncontrolling interest 6,365 6,564 Interest expense 23,171 15,828 Income tax expense 179 27 Depreciation and amortization 28,806 25,217 Deduct: Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net (69,380) (2,501) Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net — (83) (Gain)/loss on sale from unconsolidated joint ventures (7,677) — Equity in (earnings) loss of unconsolidated joint ventures 647 1,420 Add: Property impairments 10,302 7,426 Company's share of property NOI's in unconsolidated joint ventures(1) 6,694 6,651 EBITDAre $33,636 $30,748 Add: Loss from extinguishment of debt, net 1,014 343 Severance/Rebranding costs 1,836 1,938 Dead deal and transaction-related costs (2,119) 5,805 Land and other impairments — 12,386 Loan receivable loss allowance — (4,906) Gain on disposition of developable land 486 (2,004) Non-cash derivative expense 500 — Adjusted EBITDAre $35,353 $44,310 (a) Noncontrolling interests in consolidated joint ventures: BLVD 425 6 (163) BLVD 401 (600) (738) Port Imperial Garage South — (56) Port Imperial Retail South 16 57 Other consolidated joint ventures (17) (25) Net losses in noncontrolling interests $(595) $(925) Depreciation in noncontrolling interest in consolidated JV's 708 696 Funds from operations - noncontrolling interest in consolidated JV's $113 $(229) Interest expense in noncontrolling interest in consolidated JV's 791 801 Net operating income before debt service in consolidated JV's $904 $572 EBITDAre - Quarterly Comparison $ in thousands (unaudited) Exhibit 99.1

Exhibit 99.1

Debt Summary & Maturity Schedule

- 96% of the Company's total pro forma debt portfolio (consolidated and unconsolidated) is hedged or fixed. The Company`s total pro forma debt portfolio has a weighted average of 4.4% and a weighted average maturity of 4.1 years[3]

$ in thousands

	Balance	% of Total	Weighted Average Interest Rate[(1)]	Weighted Average Maturity in Years
Fixed Rate Debt				
Fixed Rate Secured Debt	$1,764,488	92.3%	4.27%	3.7
Variable Rate Debt				
Variable Rate Secured Debt	147,000	7.7%	6.86%	1.8
Totals / Weighted Average	**$1,911,488**	**100.0%**	**4.47%**	**3.6**
Unamortized Deferred Financing Costs	(7,511)			
Total Consolidated Debt, net	**$1,903,977**			
Partners' Share	(73,473)			
VRE Share of Total Consolidated Debt, net[(2)]	**$1,830,504**			
Unconsolidated Secured Debt				
VRE Share	$311,738	53.0%	4.93%	6.1
Partners' Share	276,175	47.0%	4.93%	6.1
Total Unconsolidated Secured Debt	**$587,913**	**100.0%**	**4.93%**	**6.1**
Pro Rata Debt Portfolio[(3)]				
Fixed Rate & Hedged Secured Debt	1,992,011	96.4%	4.39%	4.2
Variable Rate Secured Debt	73,742	3.6%	5.19%	1.6
Total Pro Rata Debt Portfolio	**$2,065,753**	**100.0%**	**4.42%**	**4.1**

DEBT MATURITY SCHEDULE (AS OF FEBRUARY 13, 2023)



$59
$250
$308
$297
$485
$316
$292
$72
2023
2024
2025
2026
2027
2028
2029
2030
2031
Construction
Multifamily secured
Unused Revolver Capacity

1. The actual weighted average of floating rates (LIBOR and SOFR) for the Company's outstanding variable rate debt was 2.72 percent as of December 31, 2022, plus the applicable spread.
2. Minority interest share of consolidated debt is comprised of $33.7 million at BLVD 425, $30.1 million at BLVD 401 and $9.6 million at Port Imperial South Garage.
3. As of December 31, 2022; adjusted to reflect an interest rate cap placed on 145 Front St. in January 2023 and the sale of Port Imperial Hotel in February 2023.

16

Exhibit 99.1

Debt Profile

$ in thousands

	Lender	Effective Interest Rate[1]	December 31, 2022	December 31, 2021	Date of Maturity
Secured Construction Loans					
Haus25[2]	QuadReal Finance	LIBOR+ 2.70%	$297,324	$255,453	12/01/24
Total Secured Construction Debt			**$297,324**	**$255,453**	
Secured Permanent Loans - Multifamily and Office					
111 River St.	Athene Annuity and Life Company	3.90%	$–	$150,000	N/A
101 Hudson [3]	Wells Fargo CMBS	3.20%	–	250,000	N/A
Port Imperial Hotels[4]	Fifth Third Bank	LIBOR+ 3.40%	84,000	89,000	04/01/23
Portside at East Pier	CBRE Capital Markets/FreddieMac	3.57%	58,998	58,998	08/01/23
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	265,000	10/01/24
Portside II at East Pier	New York Life Insurance Co.	4.56%	97,000	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	117,000	117,000	08/10/26
The Upton[5]	Bank of New York Mellon	LIBOR+ 1.58%	75,000	75,000	10/27/26
145 Front at City Square [6]	MUFG Union Bank	LIBOR+ 1.84%	63,000	63,000	12/10/26
RiverHouse 9[7]	JP Morgan	SOFR+ 1.41%	110,000	87,175	06/21/27
Quarry Place at Tuckahoe	Natixis Real Estate Capital LLC	4.48%	41,000	41,000	08/05/27
BLVD 475	Northwestern Mutual Life	2.91%	165,000	165,000	11/10/27
RiverHouse 11	Northwestern Mutual Life	4.52%	100,000	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	160,000	160,000	07/01/29
Port Imperial Garage South	American General Life & A/G PC	4.85%	32,166	32,664	12/01/29
The Emery	New York Community Bank	3.21%	72,000	72,000	01/01/31
Principal Balance Outstanding			**$1,614,164**	**$1,996,837**	
Unamortized Deferred Financing Costs			(7,511)	(11,220)	
Total Secured Permanent Debt			**1,606,653**	**1,985,617**	
Total Debt			**$1,903,977**	**$2,241,070**	
Secured Revolving Credit Facilities & Term Loans:					
Secured Revolving Credit Facility	8 Lenders	LIBOR + 2.75%	–	148,000	05/06/24
Total Consolidated Debt			**$1,903,977**	**$2,389,070**	

1. Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.
2. Includes a 1-year LIBOR cap strike rate at 4.0% with hedge expiring in October 2023.
3. 101 Hudson sold on October 7, 2022.
4. Port Imperial Hotels sold on February 10, 2023.
5. Includes a 3-year LIBOR cap at a strike rate of 1.0% with a hedge expiring October 2024.
6. On January 12, 2023, the Company executed an amendment to convert the loan on 145 Front St. from LIBOR+ to SOFR+ and placed a 9 months SOFR cap with a strike rate of 4%. The hedge expires in September 2023.
7. Includes a 2-year SOFR cap at a strike rate of 3.0% with hedge expiring June 2024.

17

Property Units Physical Occupancy VRE's Nominal Ownership(1) Q4 2022 NOI(2) Total Debt VRE Share of Q4 NOI VRE Share of Debt Multifamily Urby Harborside 762 95.1% 85.0% $4,346 $188,522 $3,694 $160,244 RiverTrace at Port Imperial 316 95.3% 22.5% 2,050 82,000 461 18,450 Capstone at Port Imperial 360 95.0% 40.0% 2,631 135,000 1,052 54,000 Riverpark at Harrison 141 95.7% 45.0% 553 30,192 249 13,586 Metropolitan at 40 Park 130 96.9% 25.0% 1,002 42,567 251 10,642 Metropolitan Lofts 59 98.3% 50.0% 266 18,200 133 9,100 Station House 378 94.2% 50.0% 1,708 91,432 854 45,716 Subtotal - Multifamily 2,146 95.2% 54.9% $12,556 $587,913 $6,694 $311,738 Total Operating Other Unconsolidated JVs(3) 351 —% 50.0% $1,760 $— $880 $— Total Unconsolidated JVs $14,316 $587,913 $7,574 $311,738 Notes: See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. 1. Amounts represent the Company’s share based on ownership percentage. 2. The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities. 3. Hyatt Regency hotel was sold on 11/30/22. 18 Unconsolidated Joint Ventures $ in thousands Exhibit 99.1

Multifamily Portfolio 19 Exhibit 99.1

Exhibit 99.1

Operating Portfolio - Multifamily

$ in thousands, except per home

							Operating Highlights						
							Percentage Occupied		Average Revenue per Home		NOI		
	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Q4 2022	Q3 2022	Q4 2022	Q3 2022	Q4 2022	Q3 2022	Debt Balance
NJ Waterfront													
Liberty Towers	Jersey City, NJ	100.0%	648	602,210	929	2003	95.8%	95.8%	$3,838	$3,761	$3,609	$3,828	$265,000
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003	96.1%	96.8%	3,696	3,499	2,774	2,420	131,000
BLVD 475	Jersey City, NJ	100.0%	523	475,459	909	2011	96.4%	96.7%	3,852	3,636	3,288	3,184	165,000
BLVD 401	Jersey City, NJ	74.3%	311	273,132	878	2016	96.1%	95.8%	3,825	3,740	2,265	2,186	117,000
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017	97.6%	96.8%	4,409	4,221	2,287	2,281	160,000
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017	95.1%	97.1%	3,447	3,393	4,346	4,755	188,522
RiverHouse 9	Weehawken, NJ	100.0%	313	245,127	783	2021	92.7%	99.0%	3,512	3,233	2,066	1,876	110,000
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018	96.3%	94.2%	3,866	3,735	2,093	1,997	100,000
RiverTrace at Port Imperial	West New York, NJ	22.5%	316	295,767	936	2014	95.3%	95.9%	3,544	3,428	2,050	1,989	82,000
Capstone at Port Imperial	West New York, NJ	40.0%	360	337,991	939	2021	95.0%	97.2%	3,866	3,439	2,631	2,245	135,000
NJ Waterfront Subtotal		**82.4%**	**4,317**	**3,773,335**	**874**		**95.7%**	**96.6%**	**$3,765**	**$3,603**	**$27,409**	**$26,761**	**$1,453,522**
Massachusetts													
Portside at East Pier	East Boston, MA	100.0%	181	156,091	862	2015	93.1%	93.7%	$3,047	$3,036	$1,179	$1,165	$58,998
Portside II at East Pier	East Boston, MA	100.0%	296	230,614	779	2018	95.5%	94.8%	3,093	3,138	1,778	1,834	97,000
145 Front at City Square	Worcester, MA	100.0%	365	304,936	835	2018	95.6%	95.3%	2,520	2,474	1,512	1,484	63,000
The Emery	Revere, MA	100.0%	326	273,140	838	2020	94.5%	92.9%	2,601	2,578	1,207	1,333	72,000
Massachusetts Subtotal		**100.0%**	**1,168**	**964,781**	**826**		**94.9%**	**94.3%**	**$2,769**	**$2,758**	**$5,676**	**$5,816**	**$290,998**
Other													
The Upton	Short Hills, NJ	100.0%	193	217,030	1,125	2021	89.1%	95.3%	$4,680	$4,307	$1,487	$1,423	$75,000
The James [(1)]	Park Ridge, NJ	100.0%	240	215,283	897	2021	95.0%	91.7%	2,882	N/A	1,116	1,011	-
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018	95.9%	94.4%	3,015	2,982	886	900	43,000
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,551	977	2016	94.4%	92.6%	3,915	3,868	655	681	41,000
RiverPark at Harrison	Harrison, NJ	45.0%	141	124,774	885	2014	95.7%	96.7%	2,567	2,440	553	469	30,192
Metropolitan at 40 Park[(2)]	Morristown, NJ	25.0%	130	124,237	956	2010	96.9%	96.2%	3,424	3,283	700	614	36,500
Metropolitan Lofts	Morristown, NJ	50.0%	59	54,683	927	2018	98.3%	100.0%	3,466	3,416	266	268	18,200
Station House	Washington, DC	50.0%	378	290,348	768	2015	94.2%	94.4%	2,694	2,602	1,708	1,606	91,432
Other Subtotal		**72.8%**	**1,446**	**1,335,622**	**924**		**94.5%**	**94.6%**	**$3,210**	**$3,145**	**$7,371**	**$6,972**	**$335,324**
Operating Portfolio[(3)]		**83.3%**	**6,931**	**6,073,738**	**876**		**95.3%**	**95.8%**	**$3,482**	**$3,373**	**$40,456**	**$39,549**	**$2,079,844**
Haus25	Jersey City, NJ	100%	750	618,000	824	2022	88.3%	76.0%	$4,193	$3,828	$4,479	$2,854	$297,324
Operating Portfolio (includes Lease-Up)		**85.0%**	**7,681**	**6,691,738**	**871**		**94.6%**	**93.8%**	**$3,551**	**$3,410**	**$44,935**	**$42,403**	**$2,377,168**

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre". Unconsolidated joint venture income represented at 100% venture NOI. Average Revenue per Home is calculated as total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartments and divided by three.

1. The James 3Q NOI represents a partial quarter of NOI.
2. As of December 31, 2022, Priority Capital included Metropolitan at $20,914,422 (Prudential).
3. Operating Portfolio includes properties that have achieved over 95% leased for six consecutive weeks. Excludes approximately 168,000 sqft of ground floor retail.

20

Exhibit 99.1

Operating Portfolio - Commercial & Land Bank

$ in thousands

Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased Q4 2022	Percentage Leased Q3 2022	NOI Q4 2022	NOI Q3 2022	Debt Balance
Port Imperial Garage South	Weehawken, NJ	70.0%	800	320,426	2013	N/A	N/A	$561	$461	$32,166
Port Imperial Garage North	Weehawken, NJ	100.0%	786	304,617	2016	N/A	N/A	(113)	(24)	–
Port Imperial Retail South	Weehawken, NJ	70.0%		18,064	2013	88.1%	88.1%	142	159	–
Port Imperial Retail North	Weehawken, NJ	100.0%		8,400	2016	100.0%	100.0%	86	111	–
Riverwalk at Port Imperial	West New York, NJ	100.0%		30,423	2008	65.0%	65.0%	189	173	–
Shops at 40 Park	Morristown, NJ	25.0%		50,973	2010	69.0%	69.0%	302	291	6,067
Commercial Total		**80.9%**		**732,903**		**73.5%**	**73.5%**	**$1,166**	**$1,171**	**$38,233**

Hotels	Location	Ownership	Keys	Year Complete	Average Occupancy Q4 2022	Average Occupancy Q3 2022	ADR Q4 2022	ADR Q3 2022	NOI Q4 2022	NOI Q3 2022	Debt Balance
Envue, Autograph Collection	Weehawken, NJ	100.0%	208	2019	70.1%	67.2%	$254	$235	$1,259	$619	
Residence Inn at Port Imperial	Weehawken, NJ	100.0%	164	2018	81.2%	85.5%	220	213	$854	810	
Port Imperial Hotels (1)		**100.0%**	**372**		**75.7%**	**76.4%**	**$474**	**$448**	**$2,113**	**$1,429**	**$84,000**

Land Bank	Potential Units
Hudson Waterfront	3,076
Greater NY/NJ	1,069
Boston Metro	864
Land Bank Total	5,009

Notes: See "Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre".
1. Port Imperial Hotels sold on February 10, 2023.

21

22 Office Portfolio Exhibit 99.1

Exhibit 99.1

Property Listing & Leasing Statistics

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations[1]	2023 Expirations SF	2023 Expirations % Total	In-Place Rent
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,277,686	85.9%	$39.94	134,346	9.0%	$36.21
Harborside 5	Jersey City, NJ	977,225	392,499	40.2%	43.50	62,090	6.4%	54.04
Harborside 6	Jersey City, NJ	231,856	47,542	20.5%	N/A	–	–%	–
Total Waterfront (In-Service)		**2,696,303**	**1,717,717**	**63.7%**	**$40.80**	**196,436**	**7.3%**	**$41.84**
Harborside 1[2]	Jersey City, NJ	399,578	–	N/A	N/A	N/A	N/A	N/A
Total Waterfront		**3,095,881**	**1,717,717**	**55.5%**	**$40.80**	**196,436**	**7.3%**	**$41.84**
23 Main Street[3]	Holmdel, NJ	350,000	350,000	100.0%	19.12	350,000	100.0%	19.12
Total Suburban		**350,000**	**350,000**	**100.0%**	**$19.12**	**350,000**	**100.0%**	**$19.12**
Total In-Service Office Portfolio		**3,046,303**	**2,067,717**	**67.9%**	**$36.91**	**546,436**		**$27.29**

For the twelve months ended December 31, 2022

	Leased (%) Q4 2021	Inventory Q4 2021	Leased (SF) Q4 2021	Inventory (Acquired/ Disposed)	Leased (SF) (Acquired/ Disposed)	Expiring/ Adj. SF	Incoming SF	Net Leasing Activity	Inventory Q4 2022	Leased (SF) Q4 2022	Leased (%) Q4 2022
Waterfront	72.0%	4,508,801	3,244,653	(1,812,498)	(1,465,144)	(232,019)	170,267	(61,752)	2,696,303	1,717,727	63.7%
Suburban	100.0%	350,000	350,000	–	–	–	–	–	350,000	350,000	100.0%
Subtotals	**74.0%**	**4,858,801**	**3,594,653**	**(1,812,498)**	**(1,465,144)**	**(232,019)**	**170,267**	**(61,752)**	**3,046,303**	**2,067,727**	**67.9%**

Leasing Activity

For the three months ended December 31, 2022

	Number of Transactions	Total SF	New Leases SF	Renewed / Other Retained (SF)	Weighted SF	Weighted Avg. Term (Yrs)	Wtd. Avg. Base Rent ($)[1]	Wtd. Avg. Costs SF Per Year ($)
Waterfront	1	1,522	–	1,522	1,522	1.0	$50.00	$3.70
Suburban	–	–	–	–	–	–	–	–
Subtotals	**1**	**1,522**	**–**	**1,522**	**1,522**	**1.0**	**$50.00**	**$3.70**

1. Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual December 2022 billings times 12. For leases whose rent commences after January 1, 2023 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
2. Harborside 1 was taken out of service in Q4 2019.
3. Average base rents + escalations reflect rental values on a triple net basis.

23

Exhibit 99.1

Lease Expirations

Year of Expiration/Market	Number of Leases Expiring[1]	Net Rentable Area Subject to Expiring Leases (SF)	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($'000)[2][3]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2023						
Waterfront	10	196,436	10.1%	$7,625	$38.82	11.2%
Suburban	1	350,000	17.9%	5,124	14.64	7.5%
Total - 2023	**11**	**546,436**	**28.0%**	**$12,749**	**$23.33**	**18.7%**
2024						
Waterfront	8	162,776	8.3%	$6,781	$41.66	10.0%
Total - 2024	**8**	**162,776**	**8.3%**	**$6,781**	**$41.66**	**10.0%**
2025						
Waterfront	8	104,572	5.4%	$3,171	$30.33	4.7%
Total - 2025	**8**	**104,572**	**5.4%**	**$3,171**	**$30.33**	**4.7%**
2026						
Waterfront	4	138,553	7.1%	$4,900	$35.37	7.2%
Total - 2026	**4**	**138,553**	**7.1%**	**$4,900**	**$35.37**	**7.2%**
2027						
Waterfront	–	–	–	–	–	–
Total - 2027	**–**	**–**	**–**	**–**	**–**	**–**
2028						
Waterfront	5	88,842	4.6%	$3,543	$39.88	5.2%
Total - 2028	**5**	**88,842**	**4.6%**	**$3,543**	**$39.88**	**5.2%**
2029 and thereafter						
Waterfront	16	909,772	46.6%	$36,892	$163.40	54.2%
Total - 2029 and thereafter	**16**	**909,772**	**46.6%**	**$36,892**	**$163.40**	**54.2%**
Totals by Type						
Waterfront	51	1,600,951	82.1%	$62,913	$39.30	92.5%
Suburban	1	350,000	17.9%	5,124	14.64	7.5%
Totals/Weighted Average	**52**	**1,950,951**	**100.0%**	**$68,037**	**$53.94**	**100.0%**

1. Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month-to-month tenants. Some tenants have multiple leases.
2. Annualized base rental revenue plus escalations is based on actual December 2022 billings times 12. For leases whose rent commences after January 1, 2023 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
3. Includes leases in effect as of the period end date, some of which have commencement dates in the future.

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FFO, Core FFO, AFFO, NOI, Adjusted EBITDA, & EBITDAre (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest of $2,574 and $2,690 for the three months ended December 31, 2022 and 2021, respectively and $10,393 and $10,103 for the twelve months December 31, 2022 and 2021, respectively. Excludes non-real estate-related depreciation and amortization of $395 and $325 for the three months ended December 31, 2022 and 2021, respectively, and $1,328 and $1,304 for the twelve months ended December 31, 2022 and 2021, respectively. (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (Nareit). See “Information About FFO, Core FFO, AFFO, NOI, Adjusted EBITDA & EBITDAre”. (3) Includes free rent of $3,252 and $3,554 for the three months ended December 31, 2022 and 2021, respectively and $13,312 and $18,385 for the twelve months ended December 31, 2022 and 2021, respectively. Also includes the Company's share from unconsolidated joint ventures of $4 and $(75) for the three months ended December 31, 2022 and 2021, respectively and $(815) and $746 for the twelve months ended December 31, 2022 and 2021, respectively. (4) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year and excludes Collector`s Universe. (5) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end. (6) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,656 and 8,690 shares for the three months ended December 31, 2022 and 2021, respectively and 8,639 and 8,741 shares for the twelve months ended December 31, 2022 and 2021, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). Pro Forma Debt Portfolio Reconciliation 25 Endnotes Q4 2022 VRE Share of Total Consolidated Debt, net $1,830,504 145 Front Street - No longer floating (as a result of an interest rate cap) (63,000) 145 Front Street - Newly fixed ( as a result of interest rate cap) 63,000 Port Imperial Hotels Sale (84,000) Unamortized Deferred Financing Costs 7,511 Subtotal $1,754,015 VRE's Share of Unconsolidated Joint Venture Debt 311,738 Total Pro Rata Debt Portfolio $2,065,753 $ in thousands Exhibit 99.1

Exhibit 99.1

Reconciliation of Net Income (Loss) to NOI (three months ended)

$ in thousands (unaudited)

	Q4 2022 Multifamily	Q4 2022 Office / Corp	Q4 2022 Total	Q3 2022 Multifamily	Q3 2022 Office / Corp	Q3 2022 Total
Net Income (loss)	**$(14,791)**	**$55,686**	**$40,894**	**$(19,986)**	**$(85,916)**	**$(105,902)**
Deduct:						
Real estate services income	(888)	–	(888)	(886)	–	(886)
Interest and other investment loss (income)	(1)	(101)	(102)	(152)	(128)	(280)
Equity in (earnings) loss of unconsolidated joint ventures	647	–	647	304	–	304
General & Administrative - property level	(1,184)	–	(1,184)	(1,428)	–	(1,428)
Realized and unrealized (gains) losses on disposition	3,000	(72,380)	(69,380)	5,100	–	5,100
(Gain) loss on disposition of developable land	486	–	486	–	–	–
(Gain) loss on sale of investment in unconsolidated joint venture	–	(7,677)	(7,677)	–	–	–
(Gain) loss from early extinguishment of debt, net	–	1,014	1,014	–	–	–
Add:						
Real estate services expenses	2,479	35	2,514	2,704	48	2,752
General and administrative	2,400	9,850	12,250	2,755	10,108	12,863
Dead deal and transaction-related costs	–	2,119	2,119	–	–	–
Depreciation and amortization	21,481	7,324	28,806	21,578	7,383	28,961
Interest expense	21,832	1,339	23,171	19,866	2,271	22,137
Property impairments	–	10,302	10,302	–	84,509	84,509
Land impairments	–	–	–	2,536	–	2,536
Net operating income (NOI)	**$35,461**	**$7,510**	**$42,971**	**$32,391**	**$18,275**	**$50,666**

Summary of Consolidated Multifamily NOI by Type (unaudited):	Q4 2022	Q3 2022
Total Consolidated Multifamily - Operating Portfolio	$32,681	$30,457
Total Consolidated Commercial	$864	$880
Total NOI from Consolidated Properties (excl. unconsolidated JVs/subordinated interests):	$33,545	$31,337
NOI (loss) from services, land/development/repurposing & other assets	$1,916	$1,054
Total Consolidated Multifamily NOI	**$35,461**	**$32,391**

26

Exhibit 99.1

Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters
Veris Residential, Inc.
Harborside 3, 210 Hudson St., Ste.
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: VRE

Contact Information
Veris Residential, Inc.
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

Anna Malhari
Chief Operating Officer
E-Mail: amalhari@verisresidential.com
Web: www.verisresidential.com

Executive Officers

Mahbod Nia
Chief Executive Officer

Amanda Lombard
Chief Financial Officer

Taryn Fielder
General Counsel and Secretary

Jeff Turkanis
EVP and Chief Investment Officer

Anna Malhari
Chief Operating Officer

Gwen Marnell
Chief Accounting Officer

Equity Research Coverage

Bank of America Merrill Lynch
Josh Dennerlein

BTIG, LLC
Thomas Catherwood

Citigroup
Nicholas Joseph

Deutsche Bank North America
Derek Johnston

Evercore ISI
Steve Sakwa

Green Street Advisors
John Pawlowski

JP Morgan
Anthony Paolone

Truist
Michael R. Lewis

Any opinions, estimates, forecasts or predictions regarding Veris Residential, Inc's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Veris Residential, Inc. or its management. Veris Residential, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

27